InvestEd Portfolios

Supplement dated September 30, 2016 to the

InvestEd Portfolios Prospectus

dated April 29, 2016

The following information supplements and supersedes any contrary information in the prospectus:

Investment Adviser Change

Ivy Investment Management Company (IICO), an affiliate of Waddell & Reed Investment Management Company (WRIMCO), has entered into an investment management agreement to provide investment advisory services to each series (Portfolios) of InvestEd Portfolios (Trust) and WRIMCO has terminated its investment management agreement with the Trust.

The investment professionals of WRIMCO who previously provided services to the Portfolios under the investment management agreement will continue to provide the same services, except that they will provide those services in their capacities as investment professionals of IICO. There will be no change in the investment processes currently employed by any Portfolio, the nature or level of services provided to any Portfolio, or the fees any Portfolio pays under the investment management agreement.

Effective immediately, all references to WRIMCO in the prospectus that refer to WRIMCO as the investment adviser to the Portfolios are replaced with IICO.

Name Change

Effective immediately, the name of Ivy Funds InvestEd 529 Plan is changed to Ivy InvestEd 529 Plan.

Other Changes

Effective October 1, 2016, the following replaces the “Portfolio Manager(s)” section for each Portfolio on pages 6, 11 and 16:

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Portfolio since June 2016, and Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016.

Effective October 1, 2016, the following replaces the first paragraph of the “Management of the Portfolios — Portfolio Management” section on page 48:

F. Chace Brundige, Cynthia Prince-Fox and Aaron Young are primarily responsible for the day-to-day portfolio management of the Portfolios. Mr. Brundige and Ms. Prince-Fox have managed the Portfolios since June 2016, and Mr. Young has managed the Portfolios since October 2016.

Effective October 1, 2016, the following is inserted as a new paragraph following the second paragraph of the “Management of the Portfolios — Portfolio Management” section on page 49:

Mr. Young is Vice President of IICO and WRIMCO and Vice President of the Trust. He joined IICO in 2005 as a fixed-income analyst with an emphasis in credit research and derivative securities. Mr. Young joined the Asset Strategy team as an investment analyst in 2007. He has served as an assistant portfolio manager of investment companies managed by IICO and WRIMCO since 2012. Mr. Young earned a BA in Philosophy from the University of Missouri and holds an MBA with an emphasis in Finance and Strategy from the Olin School of Business at Washington University.

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